UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2024
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THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 Par Value Per Share	HD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Shareholders of The Home Depot, Inc. (the “Company”) was held on May 16, 2024. Below are the final vote results from the meeting.
Proposal 1: The following nominees were elected by majority vote to serve on the Board of Directors of the Company:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Gerard J. Arpey	678,182,804	34,979,276	1,256,776	136,784,376
Ari Bousbib	687,027,891	26,127,656	1,263,309	136,784,376
Jeffery H. Boyd	635,733,455	76,963,657	1,721,744	136,784,376
Gregory D. Brenneman	690,376,261	22,635,618	1,406,977	136,784,376
J. Frank Brown	682,433,521	30,730,527	1,254,808	136,784,376
Edward P. Decker	666,232,106	46,581,828	1,604,922	136,784,376
Wayne M. Hewett	695,245,812	17,928,547	1,244,497	136,784,376
Manuel Kadre	704,899,905	8,241,776	1,277,175	136,784,376
Stephanie C. Linnartz	706,078,640	7,096,080	1,244,136	136,784,376
Paula Santilli	684,829,129	28,411,828	1,177,899	136,784,376
Caryn Seidman-Becker	683,994,391	29,197,163	1,227,302	136,784,376
Proposal 2: The appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending February 2, 2025 was ratified.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
805,254,469	44,321,247	1,627,516	N/A
Proposal 3: An advisory vote on executive compensation (“Say-on-Pay”) was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
658,765,624	52,294,385	3,358,847	136,784,376
Proposal 4: A shareholder proposal regarding disclosure of director donations was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
10,278,837	700,624,730	3,515,289	136,784,376
Proposal 5: A shareholder proposal regarding a political contributions congruency analysis was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
84,238,792	622,398,335	7,781,729	136,784,376
Proposal 6: A shareholder proposal regarding a corporate giving report was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
13,232,565	692,313,121	8,873,170	136,784,376

Proposal 7: A shareholder proposal regarding a report on respecting workforce civil liberties was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
13,490,201	692,297,179	8,631,476	136,784,376
Proposal 8: A shareholder proposal regarding a biodiversity impact and dependency assessment was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
112,113,932	582,984,310	19,320,614	136,784,376
Proposal 9: A shareholder proposal regarding enhancements to the Company’s clawback policy was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
214,221,402	497,089,207	3,108,247	136,784,376

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

Date: May 22, 2024	By:	/s/ Teresa Wynn Roseborough
	Name:	Teresa Wynn Roseborough
	Title:	Executive Vice President, General Counsel and Corporate Secretary
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